OTHER ASSETS	12 Months Ended
Dec. 31, 2011
OTHER ASSETS.
OTHER ASSETS

NOTE 14       OTHER ASSETS

The following table summarizes the significant components of prepaid expenses and other assets.

	December 31,	December 31,
	2011	2010
	(In thousands)
Above-market tenant leases, net (Note 4)	$1,163,754	$1,518,893
Security and escrow deposits	247,718	259,440
Below-market ground leases, net (Note 4)	198,230	255,854
Real estate tax stabilization agreement, net (Note 4)	104,295	110,607
Prepaid expenses	51,928	64,230
Other non-tenant receivables	21,198	50,920
Deferred tax, net of valuation allowances	4,578	10,505
Prepaid finance costs	1,477	56
Below-market office lessee leases net	—	15,026
Other	12,357	14,921
Total prepaid expenses and other assets	$1,805,535	$2,300,452